High Country Financial Corporation
                                   Exhibit 99
                   Certification of Periodic Financial Report
                           Pursuant to 18 U.S.C. 1350


         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of High Country Financial Corporation (the "Company") certifies that the Quarterly Report on Form 10-QSB of the Company for the quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and information contained in that Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  May 8, 2003                                       /s/ John M. Brubaker
                                                         -----------------------
                                                         John M. Brubaker
                                                         President and CEO


Date:  May 8, 2003                                       /s/ David H. Harman
                                                         -----------------------
                                                         David H. Harman
                                                         Chief Financial Officer


*This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.


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